Losses and Loss Expenses	12 Months Ended
Dec. 31, 2015
Liability for Claims and Claims Adjustment Expense [Abstract]
Losses and loss expenses
Losses and Loss Expenses
Unpaid losses and loss expenses for the indicated years ended December 31 are comprised of:

(U.S. dollars in thousands)	2015	2014
Reserve for reported losses and loss expenses	$10,293,448	$7,461,444
Reserve for losses incurred but not reported	15,146,296	11,891,799
Unpaid losses and loss expenses	$25,439,744	$19,353,243

Net losses and loss expenses incurred for the years indicated are comprised of:

(U.S. dollars in thousands)	2015	2014	2013
Loss and loss expenses payments	$6,505,075	$4,499,642	$4,496,802
Change in unpaid losses and loss expenses	(168,263)	(514,406)	(71,901)
Change in unpaid losses and loss expenses recoverable	(440,189)	(48,536)	(24,774)
Paid loss recoveries	(1,130,423)	(678,307)	(668,663)
Net losses and loss expenses incurred	$4,766,200	$3,258,393	$3,731,464

The following table represents an analysis of the Company’s paid and unpaid losses and loss expenses incurred and a reconciliation of the beginning and ending unpaid losses and loss expenses for the years indicated:

(U.S. dollars in thousands)	2015	2014	2013
Unpaid losses and loss expenses at the beginning of the year	$19,353,243	$20,481,065	$20,484,121
Unpaid losses and loss expenses recoverable	3,411,528	3,414,735	3,361,703
Net unpaid losses and loss expenses at the beginning of the year	$15,941,715	$17,066,330	$17,122,418
Acquired reserves	5,439,876	—	—
Increase (decrease) in net losses and loss expenses incurred in respect of losses occurring in:
Current year	5,072,830	3,513,465	4,021,353
Prior year	(306,630)	(255,072)	(289,889)
Total net incurred losses and loss expenses	$4,766,200	$3,258,393	$3,731,464
Exchange rate effects	(582,300)	(561,673)	40,587
Less net losses and loss expenses paid in respect of losses occurring in:
Current year	1,047,277	381,008	425,254
Prior year	4,327,375	3,440,327	3,402,885
Total net paid losses	$5,374,652	$3,821,335	$3,828,139
Net unpaid losses and loss expenses at the end of the year	20,190,839	15,941,715	17,066,330
Unpaid losses and loss expenses recoverable	5,248,905	3,411,528	3,414,735
Unpaid losses and loss expenses at the end of the year	$25,439,744	$19,353,243	$20,481,065

(a) Prior year net losses incurred
The following table presents the net (favorable) adverse prior year loss development of the Company’s loss and loss expense reserves for its property and casualty operations by operating segment for each of the years indicated:

(U.S. dollars in thousands)	2015	2014	2013
Insurance segment	$(65,030)	$(99,758)	$(102,039)
Reinsurance segment	(241,600)	(155,314)	(187,850)
Total	$(306,630)	$(255,072)	$(289,889)

The significant developments in prior year loss reserve estimates for each of the years indicated within the Company’s Insurance and Reinsurance segments are discussed below.
Insurance Segment
The following table summarizes the net (favorable) adverse prior year development by line of business relating to the Insurance segment for the indicated years ended December 31:

(U.S. dollars in thousands)	2015	2014	2013
Professional	$5,763	$17,097	$75,045
Casualty	(11,949)	38,414	(21,829)
Property	25,189	(57,470)	(46,387)
Specialty	(120,879)	(82,756)	(140,740)
Other	36,846	(15,043)	31,872
Total	$(65,030)	$(99,758)	$(102,039)

Net favorable prior year development of $65.0 million for the Insurance segment for the year ended December 31, 2015 was attributable to the following:

•
For professional lines, net prior year development was $5.8 million unfavorable. Strengthening in the U.S. standard commercial and select accountants and public entities portfolios were largely offset by releases in the Bermuda standard commercial and design architects and engineers portfolios.

•
For casualty lines, net prior year development was $11.9 million favorable. This was driven by releases of $24.5 million in the excess casualty book, predominantly on the Bermuda portfolio, and $24.0 million in International casualty reflecting the better than expected loss experience reported across most accident years. These reductions were partially offset by deteriorations of $31.2 million in excess and surplus lines casualty book.

•
For property lines, net prior year development was $25.2 million unfavorable driven by worse than expected loss experience reported for the non-catastrophe exposures in the International construction and North America portfolios totaling $53.1 million. These deteriorations were partially offset by a reduction of $29.6 million in the International energy book to reflect better than expected attritional loss experience.

•
For specialty lines, net prior year development was $120.9 million favorable driven by releases of $60.8 million in the marine business and $18.8 million in the discontinued Bermuda political risk portfolio, the latter arising predominantly from the favorable settlement of a loss on the 2009 accident year and the lapse of the exposure for this account. There were further reductions of $14.8 million in the discontinued specialty book to reflect better than expected loss experience reported primarily on the 2002 and 2003 accident years and $15.2 million and $7.1 million to reflect favorable experience in aerospace and crisis management, respectively.

•
For other lines, net prior year development was $36.8 million unfavorable driven by a $25.4 million strengthening in the excess and surplus book due to worse than expected loss experience reported on the New York Contractors general liability business, predominantly on the 2013 and prior accident years. This was compounded by a strengthening of a $18.3 million in the surety book relating to a large claim impacting the 2013 and 2014 accident years. These deteriorations were partially offset by a $10.1 million reduction in the discontinued structured indemnity book due to the favorable settlement of a large claim.

Net favorable prior year reserve development totaled $99.8 million for the Insurance segment for the year ended December 31, 2014. Specialty benefited from a release in aerospace and the discontinued international political risk portfolio due to better than expected loss experience reported. Better than expected loss experience reported for the non-catastrophe exposures primarily in the 2013 accident year led to a release in property. Casualty experienced strengthenings in the U.S. environmental portfolio, Lloyd's middle market book and the U.S. primary casualty lines due to worse than expected loss experience from 2008 through 2013, while a strengthening in the core U.S. standard commercial book drove a strengthening in Professional.
Net favorable prior year reserve development totaled $102.0 million for the Insurance segment for the year ended December 31, 2013. Specialty benefited from releases in aerospace, marine and specie, due primarily to reflecting the better than expected loss experience reported predominantly across the 2005 and later accident years, plus a reduction in the Bermuda discontinued political risk book as a result of a review of the open claims and remaining exposure. Better than expected loss experience reported for non-catastrophe exposures primarily in the 2012 accident year led to a release in property, while casualty benefited from better than expected loss experience in the excess casualty book, partially offset by adverse development in the U.S. environmental book and worse than expected loss experience in the Lloyd's middle market book. Worse than expected loss experience in the U.S. standard commercial and international professional books led to a strengthening of reserves in professional, as well as deterioration in the discontinued environmental book impacting casualty and the discontinued surety book in other lines.
There is no assurance that conditions and trends that have affected the development of liabilities in the past will continue. Accordingly, it may not be appropriate to extrapolate future redundancies or deficiencies based on the Company’s historical results.
Reinsurance Segment
The following table summarizes the net (favorable) adverse prior year development by line of business relating to the Reinsurance segment for the indicated years ended December 31:

(U.S. dollars in thousands)	2015	2014	2013
Property and other short-tail lines	$(173,754)	$(85,324)	$(136,912)
Casualty and other	(67,846)	(69,990)	(50,938)
Total	$(241,600)	$(155,314)	$(187,850)

Net favorable prior year reserve development for the Reinsurance segment of $241.6 million for the year ended December 31, 2015 was attributable to the following:

•	Net favorable prior year development for the short-tailed lines totaled $173.8 million. Details of the significant components are as follows:

◦
For property catastrophe lines, net prior year development was $50.3 million favorable due to reductions on a number of catastrophe losses and better than expected development on attritional losses, mainly in Europe, Middle East & Africa ("EMEA") and Latin America & Credit.

◦	For property other lines, net prior year development was $88.9 million favorable primarily due to better than expected attritional loss development across all books.

◦	For specialty lines, net prior year development was $34.6 million favorable due to better than expected attritional loss development mainly in EMEA and reductions on catastrophe and large losses.

•	Net favorable prior year development for the long-tailed lines totaled $67.8 million. Details of the significant components are as follows:

◦
For casualty lines, net prior year development was $40.1 million favorable due to better than expected attritional loss development in London, EMEA and reductions on a 2001 and a 2009 large loss being partially offset by worse than expected attritional loss development in North America and a strengthening on two 2008 large losses.

◦	For other lines, net prior year development was $27.8 million favorable due to better than expected development on attritional losses mainly from whole account business written in Bermuda and London.
Net favorable prior year reserve development totaled $155.3 million for the year ended December 31, 2014. The short-tailed lines benefited from $63.4 million in favorable development from property other lines and $34.4 million in favorable marine and aviation development, partially offset by unfavorable property catastrophe development of $12.4 million. The release in long tail lines was due to favorable development of $44.3 million and $25.7 million in casualty and other, respectively.
Net favorable prior year reserve development totaled $187.9 million for the year ended December 31, 2013. The short-tailed lines benefited from $60.0 million in favorable property catastrophe development, $57.3 million in favorable property other lines releases and $19.6 million in favorable marine and aviation development. The release in long-tailed lines was due to $72.2 million in favorable casualty development partially offset by $21.3 million in unfavorable other lines development.
The nature of the Company’s high excess of loss liability and catastrophe business can result in loss events that are both irregular and significant. Similarly, adjustments to reserves for individual years can be irregular and significant. Such adjustments are part of the normal course of business for the Company. There is no assurance that conditions and trends that have affected the development of liabilities in the past will continue. Accordingly, it may not be appropriate to extrapolate future redundancies or deficiencies based on the Company’s historical results.
(b) Loss Reserve Discounting
Except for certain workers’ compensation (including long term disability) liabilities and certain bodily injury liability claims, emanating from U.K. exposures, predominantly from the U.K. motor liability portfolio, the Company does not discount its unpaid losses and loss expenses.
The Company utilizes tabular reserving for workers’ compensation (including long-term disability) unpaid losses that are considered fixed and determinable, and discounts such losses using interest rates of 3.75% in 2015 and 5% in 2014. The reduction of the discount rate resulted from estimating the implied return of the market-based assets supporting the expected cash flows of our liabilities. The tabular reserving methodology results in applying uniform and consistent criteria for establishing expected future indemnity and medical payments (including an explicit factor for inflation) and the use of mortality tables to determine expected payment periods. Tabular unpaid losses and loss expenses, net of reinsurance, at December 31, 2015 and 2014 on an undiscounted basis were $747.4 million and $515.4 million, respectively. The related discounted unpaid losses and loss expenses were $445.3 million and $266.4 million at December 31, 2015 and 2014, respectively. The significant increase in the reserves is due to the Catlin Acquisition, and the reserves assumed as a result of that transaction. See Note 3(c), "Acquisitions and Disposals - Catlin Acquisition," for further information.
The Company records a specific reserve allowance for Periodical Payment Orders ("PPO") related to bodily injury liability claims. This allowance includes the unpaid losses for claims already settled and notified as PPO at December 31, 2015, as well as the unpaid losses for claims to be settled in the future. The future care element of the unpaid losses was discounted using interest rates of 2.0% and 1.5% at both December 31, 2015 and 2014, respectively. Unpaid losses and loss expenses, net of reinsurance, at December 31, 2015 and 2014 on an undiscounted basis were $298.1 million and $249.8 million, respectively. After discounting the future care element, the unpaid losses and loss expenses were $167.9 million and $161.0 million at December 31, 2015 and 2014, respectively. The increase in the reserves is due to the Catlin Acquisition, and the reserves assumed as a result of that transaction. See Note 3(c), "Acquisitions and Disposals - Catlin Acquisition," for further information. The increase is partially offset by the increase in the discount rate used.
The nature of the Company's high excess of loss liability and catastrophe business can result in loss events that are both irregular and significant. Similarly, adjustments to reserves for individual years can be irregular and significant. Such adjustments are part of the normal course of business for the Company. Conditions and trends that have affected development of liability in the past may not continue in the future. Accordingly, it is inappropriate to extrapolate future redundancies or deficiencies based upon historical experience.
(c) Discontinued Asbestos and Run-Off Environmental Related Claims
The Company’s reserving process includes a continuing evaluation of the potential impact on unpaid liabilities from exposure to discontinued asbestos and run-off environmental claims, including related loss adjustment expenses. Liabilities are established to cover both known and incurred but not reported claims. The Company’s reserving and exposures to environmental liability business currently written within the Casualty underwriting division are not included in this note, which only relates to specific discontinued and/or run-off coverages that were not originally written specifically to cover environmental hazards.
The Company’s exposure to discontinued asbestos and run-off environmental claims arises from the following four sources:

(1)
Reinsurance contracts written, both on a proportional and excess basis, after 1972. The Company discontinued writing contracts with these exposures in 1985. Business written was across many different policies, each with a relatively small contract limit. The Company’s reported asbestos claims relate to both traditional products and premises and operations coverage.

(2)
Winterthur – business of Winterthur purchased by the Company from AXA Insurance (formerly Winterthur Swiss Insurance Company) in 2001. Pursuant to the Sale and Purchase Agreement and related agreements, AXA Insurance reimburses the Company for all asbestos losses.

(3)
During 2006, the Company acquired $40.2 million in losses through a loss portfolio transfer contract of which $18.3 million in losses related to asbestos and environmental claims. Given the terms of the policy, the combined aggregate limit on the total acquired reserves is limited to $60.0 million, not including coverage for claims handling costs over a defined period.

(4)
Catlin Acquisition - aviation insurance contracts written by Catlin in the Lloyd's market where the specific asbestos exclusion language was not implemented until 2003. Exposures only extend back to 1993 as Equitas was established to take on the Lloyd's market exposure for 1992 and prior. Exposure is due to asbestos-containing products in use by the aviation industry leading to claims against aviation manufacturers for asbestosis, mesothelioma and lung cancer.

A reconciliation of the opening and closing unpaid losses and loss expenses related to discontinued asbestos and run-off environmental exposure claims for the years indicated is as follows:

Year ended December 31, (U.S. dollars in thousands)	2015	2014	2013
Net unpaid losses and loss expenses at beginning of year	$81,416	$80,435	$78,315
Net incurred losses and loss expenses	15,663	8,903	6,257
Less net paid losses and loss expenses	9,087	7,922	4,137
Net increase (decrease) in unpaid losses and loss expenses	$6,576	$981	$2,120
Acquired reserves	5,712	—	—
Net unpaid losses and loss expenses at end of year	93,704	81,416	80,435
Unpaid losses and loss expenses recoverable at end of year	93,688	100,537	115,090
Gross unpaid losses and loss expenses at end of year	$187,392	$181,953	$195,525

Reserves for incurred but not reported losses, net of reinsurance, included in the above table were $65.1 million, $49.3 million and $48.6 million at December 31, 2015, 2014 and 2013, respectively. Unpaid losses recoverable are net of potential uncollectible amounts.
At December 31, 2015, the Company had 2,591 open claim files for potential discontinued asbestos claims exposures and 430 open claim files for potential run-off environmental claims exposures. Approximately 32%, 46% and 37% of the open claim files are due to precautionary claim notices in 2015, 2014 and 2013, respectively. Precautionary claim notices are submitted by the ceding companies in order to preserve their right to receive coverage under the reinsurance contract. The increase in total open claim files during 2015 was largely due to the Catlin Acquisition, as noted above.
Such notices do not contain an incurred loss amount to the Company. The development of the number of open claim files for potential discontinued asbestos and run-off environmental claims, including precautionary claims, is as follows:

	Asbestos Claims	Environmental Claims
Total number of claims outstanding at December 31, 2012	1,073	354
New claims reported in 2013	178	34
Claims resolved in 2013	(154)	(50)
Total number of claims outstanding at December 31, 2013	1,097	338
New claims reported in 2014	456	190
Claims resolved in 2014	(154)	(69)
Total number of claims outstanding at December 31, 2014	1,399	459
New claims reported in 2015	272	67
Claims resolved in 2015	(246)	(96)
Acquired reserves	1,166	—
Total number of claims outstanding at December 31, 2015	2,591	430

The Company’s reserving process includes a continuing evaluation of the potential impact on unpaid liabilities from exposure to discontinued asbestos and run-off environmental claims, including related loss adjustment expenses. Liabilities are established to cover both known and incurred but not reported claims.
The estimation of loss and loss expense liabilities for discontinued asbestos and run-off environmental exposures is subject to much greater uncertainty than is normally associated with the establishment of liabilities for certain other exposures due to several factors, including: (i) uncertain legal interpretation and application of insurance and reinsurance coverage and liability; (ii) the lack of reliability of available historical claims data as an indicator of future claims development; (iii) an uncertain political climate which may impact, among other areas, the nature and amount of costs for remediating waste sites; and (iv) the potential of insurers and reinsurers to reach agreements in order to avoid further significant legal costs. Due to the potential significance of these uncertainties, the Company believes that no meaningful range of loss and loss expense liabilities beyond recorded reserves can be established. As the Company’s net unpaid loss and loss expense reserves related to discontinued asbestos and run-off environmental exposures are less than 1% of the total net reserves at December 31, 2015 and 2014, further adverse development is not expected to be material to the Company’s overall net loss reserves. The Company believes it has made reasonable provision for its discontinued asbestos and run-off environmental exposures and is unaware of any specific issues that would significantly affect its estimate for loss and loss expenses.